UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Western Asset Premier Bond Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET PREMIER BOND FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 8, 2020

To the Shareholders of

Western Asset Premier Bond Fund

The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the “Fund”) will be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, May 8, 2020, at 10:00 a.m., Eastern Time, to consider and act upon the following matters:

1.	Election of a Board of Trustees; and

2.	Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

Due to recommendations from public officials or public health and travel concerns arising from the coronavirus known as COVID-19, it is possible that the Fund will change the date, time, location, or means of conducting the Annual Meeting. Any such change will be announced via press release, which will be posted on the Fund’s website at www.lmcef.com prior to the Annual Meeting. An announcement of the change also would be filed with the Securities and Exchange Commission via its EDGAR system without the Fund delivering additional proxy materials to shareholders or amending its proxy statement. Although no decision has been made, the Fund may impose additional procedures or limitations on attending the Annual Meeting. The Fund may enable attendance at or participation in the Annual Meeting by means of remote communication (for example, a “virtual” or “hybrid” shareholder meeting).

The Board of Trustees has fixed the close of business on March 25, 2020 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Robert I. Frenkel,

Secretary

April 3, 2020

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET PREMIER BOND FUND

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 8, 2020:

The proxy statement is available

at: https://www.proxy-direct.com/lmf-31221

The accompanying proxy is solicited by the Board of Trustees of Western Asset Premier Bond Fund (the “Fund”) for use at the annual meeting of shareholders of the Fund to be held on May 8, 2020 at 10:00 a.m., Eastern Time, at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider the election of eleven Trustees (the “Nominees”) to the Board of Trustees of the Fund. The Nominees serve on Boards of Trustees/Directors of substantially all of the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”). This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 3, 2020. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at 888-777-0102.

The Board of Trustees has fixed the close of business on March 25, 2020 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, the Fund had issued and outstanding 11,863,337 common shares of beneficial interest, no par value (the “Shares”).

Shareholders of the Fund as of the Record Date will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights.

The Fund’s Declaration of Trust, as amended, (the “Declaration of Trust”) provides that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently eleven.

Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the Trustees. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare Inc. (operating through its Computershare Fund Services division), a Delaware corporation (“CFS”), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is expected to be approximately $30,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to Shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as Shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

Jane E. Trust, Jeanne M. Kelly, Robert I. Frenkel, Thomas C. Mandia, Tara E. Gormel, Angela N. Velez and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity or substituted by the persons selected by the Board of Trustees. Messrs. Frenkel, Mandia and De Oliveira and Mses. Trust, Kelly, Gormel and Velez are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Fund the Board of Trustees’ Nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein.

The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders’ meeting will decide any question.

HOW TO SUBMIT A PROXY

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 8, 2020

The proxy statement and related materials are available

at https://www.proxy-direct.com/lmf-31221

Shareholders of record may submit a proxy in respect of their Shares by using any of the following methods:

By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

By Internet. Submit a proxy via the Internet by accessing the web address printed on the proxy card. The proxy card should be in hand when accessing the web page. Easy-to-follow on screen instructions allow the shareholder of record to authenticate his or her identity by entering validation numbers printed on the enclosed proxy card, provide voting instructions for the Shares, and confirm that the instructions have been properly recorded.

Please see the instructions on the enclosed proxy card for Internet proxy submission. Shareholders will have the opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions.

By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL 1

ELECTION OF TRUSTEES

Eleven Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each such Nominee is set forth in the table below. All of the Nominees are presently Trustees of the Fund.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust as Trustees of the Fund. Each such Nominee has agreed to serve if elected at the Annual Meeting. If any such Nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend for the position of Trustee.

Required Vote. The Trustees of the Fund will be elected by a plurality vote of the Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. The Trustees unanimously recommend that shareholders vote to elect each of Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E. B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust to the Board of Trustees as a Trustee.

Information Regarding the Trustees and Nominees. Information about the Trustees and Nominees is set forth below. Ms. Trust is the President and Chief Executive Officer of the Fund. No other Nominee serves as an officer of the Fund. The address of each Nominee is c/o the Fund at its principal business address (100 International Drive, Baltimore, Maryland 21202).

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on December 31, 2019
INDEPENDENT NOMINEES AND TRUSTEES

Robert Abeles, Jr. Born 1945	Trustee(1)(2)(3)(4)	Served since 2013	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California.	55	Board Member, Great Public Schools Now (since 2018); Board Member, Excellent Education Development (since 2012).	None

Jane F. Dasher Born 1949	Trustee(1)(2)(3)(4)	Served since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997).	55	Director, Visual Kinematics, Inc. (since 2018).	None

Anita L. DeFrantz Born 1952	Trustee(1)(2)(3)(4)	Served since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee.	55	None	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on December 31, 2019
INDEPENDENT NOMINEES AND TRUSTEES (continued)

Susan B. Kerley Born 1951	Trustee(1)(2)(3)(4)	Served since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990).	55	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014).	None

Michael Larson(8) Born 1959	Trustee(1)(2)(3)(4)	Served since 2004	Chief Investment Officer for William H. Gates III (since 1994).	57	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); EcoLab Inc. (since 2012). Formerly, Autonation, Inc. (2010 to 2018).	None

Avedick B. Poladian Born 1951	Trustee(1)(2)(3)(4)	Served since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	55	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on December 31, 2019
INDEPENDENT NOMINEES AND TRUSTEES (continued)

William E. B. Siart Born 1946	Trustee and Chairman(1)(2)(3)(4)	Served since 1997	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	55	Member of Board of United States Golf Association, Executive Committee Member (since 2018).	None

Jaynie Miller Studenmund Born 1954	Trustee(1)(2)(3)(4)	Served since 2004	Corporate Board Member and Advisor (since 2004); retired as Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997).	55	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on December 31, 2019
INDEPENDENT NOMINEES AND TRUSTEES (continued)

Peter J. Taylor Born 1958	Trustee(1)(2)(3)(4)	Served since 2019	President to ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014); Managing Director, Barclays Capital (investment bank) (2008 to 2009); Managing Director, Lehman Brothers (investment bank) (1993 to 2008).	55	Member of Board of Trustees of California State University system; Director of Pacific Mutual Holding Company(5), Kaiser Family Foundation, Ralph M. Parson Foundation, and Edison International.	None

INTERESTED NOMINEES AND TRUSTEES

Ronald L. Olson Born 1941	Trustee(4)(6)	Served since 2005	Partner, Munger, Tolles & Olson LLP (law partnership) (since 1968).	55	Berkshire Hathaway, Inc.; formerly, Graham Holdings Company (formerly, The Washington Post Company) (2003 to 2017).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Shares of the Fund Beneficially Owned on December 31, 2019
INTERESTED NOMINEE, TRUSTEE AND OFFICER

Jane E. Trust Born 1962	Trustee, President and Chief Executive Officer(4)(7)	Served since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	142(9)	None	None

(1)	Member of the Audit Committee of the Board of Trustees.

(2)	Member of the Executive and Contracts Committee of the Board of Trustees.

(3)	Member of the Governance and Nominating Committee of the Board of Trustees.

(4)	Member of the Investment and Performance Committee of the Board of Trustees.

(5)

Western Asset, the Fund’s investment adviser, and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

(6)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(7)

Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of her position with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(8)

Mr. Larson also serves as a Trustee of Western Asset Inflation-Linked Income Fund (“WIA”) and Western Asset Inflation-Linked Income & Opportunities Fund (“WIW”)_(each a closed-end investment company) and, effective March 6, 2020, Mr. Larson serves as a

Board member of the Fund, Western Asset Investment Grade Income Fund Inc. (“PAI”), Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which, together with WIA and WIW, are considered part of the same Fund Complex as the Fund (all together, the “Western Asset Funds”). Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees all of the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust. Since 1997, Western Asset, the Fund’s investment adviser, has provided discretionary investment advice with respect to one or more separate investment portfolios for Mr. Gates and the Bill and Melinda Gates Foundation Trust. Since the beginning of the last two completed fiscal years of the Fund, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

(9)	Ms. Trust is a Director/Trustee for 142 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co. is an affiliate of the Investment Adviser.

*

Indicates the earliest year in which the Trustee or Nominee became a Board member for a Fund in the Fund complex. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**

If elected, each Nominee would oversee 57 funds in the Legg Mason Funds complex (other than Ms. Trust, who would oversee 144 funds as Trustee/Director). Each current Trustee also serves as a Board member of PAI (closed-end investment company) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which are considered part of the same Fund Complex as the Fund. Mr. Larson also serves as a Trustee of WIA and WIW (each a closed-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser serves as an investment adviser to PAI, WIA, WIW and one or more series of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (all together, the “Western Asset Funds”). The Fund’s subadvisers, Western Asset Management Company Limited (“Western London”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) (each, a “Subadviser” and together, the “Subadvisers”), each also serve as subadviser to one or more of the Western Asset Funds or a series thereto.

Additional Information Concerning the Board of Trustees

The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’/Nominees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, the Subadvisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees or Nominees who are not interested persons of the Fund being referred to as the “Independent Trustees”). In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee/Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Trustees and Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee or Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Mr. Siart serves as Chairman of the Board. Mr. Siart is an Independent Trustee. Independent Trustees constitute more than 70% of the Board. As described further below, the Board has four standing committees: the Audit Committee, the Executive and Contracts Committee (referred to as the Contracts Committee), the Governance and Nominating Committee (referred to as the Governance Committee) and the Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed entirely of Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and Subadvisers. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Investment

Adviser and Subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, Audit Committee, and Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadvisers, the affiliates of the Investment Adviser and the Subadvisers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s Chief Compliance Officer and the Investment Adviser’s chief risk officer, as well as various personnel of other service providers such as the Fund’s independent accountants, report to the Audit Committee, Contracts Committee and Performance Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Independent Trustees, consisting of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadvisers and certain affiliates. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating critical accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee* recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund’s annual report to shareholders.

Robert Abeles, Jr. (Chairman)

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Avedick B. Poladian

William E. B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

*Michael Larson was not a member of the Audit Committee at the time the Audit Committee submitted its report to the Board of Trustees.

Governance and Nominating Committee. The Board of Trustees has established a Governance Committee composed solely of Independent Trustees, consisting of Mses. Dasher, DeFrantz, Kerley and Studenmund and Messrs. Abeles, Larson, Poladian, Siart and Taylor. The Governance Committee meets to select Nominees for election as Trustees of the Fund, to review and make recommendations to the Board with respect to Trustee compensation, and consider other matters of Board policy. The Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Governance Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Governance Committee for nomination as a Trustee. The Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Governance Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance Committee also takes into account the personal background of current and prospective Trustees in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance Committee in its decision making process.

The Governance Committee may consider candidates for Trustee recommended by the Fund’s current Trustees, officers, Investment Adviser, Subadvisers, shareholders or any other source deemed to be appropriate by the Governance Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund’s procedures for shareholders to submit nominee candidates, which are a part of the Governance Committee’s Charter. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance Committee will be nominated for election to the Fund’s Board of Trustees.

Executive and Contracts Committee. The Board of Trustees has established a Contracts Committee consisting of Messrs. Abeles, Larson, Poladian, Siart, Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund. The Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Investment and Performance Committee. The Board of Trustees has established a Performance Committee consisting of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust. The Performance Committee is charged with, among other things, reviewing investment performance.

Meetings. During 2019, the Board of Trustees held five meetings, the Audit Committee held six meetings, the Governance Committee held three meetings and the Contracts Committee held two meetings. The Performance Committee is a newly formed committee of the Board as of January 1, 2020 and therefore did not meet during the fiscal year ended December 31, 2019. All Trustees, except Mr. Larson and Mses. Dasher and Kerley, who each became, respectively, a Trustee effective March 6, 2020, January 10, 2020 and January 10, 2020, attended at least 75% of the aggregate number of meetings of the Board of Trustees and the committees of the Board of Trustees on which he or she served. The Fund does not have a formal policy regarding attendance by Trustees at annual meetings of shareholders.

Shareholder Communications. The Board of Trustees has adopted a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund’s Secretary, at the principal executive offices of the Fund. The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2020 by each Nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee in the same “family of investment companies.” As of March 1, 2020, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies(1)
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr.	None	None
Jane F. Dasher	None	Over $100,000
Anita L. DeFrantz	None	$10,001 to $50,000
Susan B. Kerley	None	Over $100,000
Michael Larson	None	Over $100,000
Avedick B. Poladian	None	Over $100,000
William E. B. Siart	None	None
Jaynie Miller Studenmund	None	Over $100,000
Peter J. Taylor	None	$10,001 to $50,000
INTERESTED NOMINEES AND TRUSTEES
Jane E. Trust	None	Over $100,000
Ronald L. Olson	None	$10,001 to $50,000

(1)

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or hold themselves out as related companies for purposes of investment or investor services. “Family of investment companies” for these purposes includes all of the Western Asset Funds.

Trustee Compensation. For serving as a Trustee of the Fund, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, as well as each committee member, receive additional compensation. All such fees paid to the Trustees are aggregate fees for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Investment Grade Income Fund Inc. and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust, and such fees are allocated according to each such investment company’s average annual net assets. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Fund, receives from the Investment Adviser an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone.

For the fiscal year ended December 31, 2019, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same “Fund Complex.”

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Trustees ($)
INDEPENDENT NOMINEES AND TRUSTEES
Robert Abeles, Jr.	3,662	0	0	242,000(1)
Jane F. Dasher(2)	0	0	0	296,000(3)
Anita L. DeFrantz	3,561	0	0	217,000(1)
Susan B. Kerley(2)	0	0	0	316,000(3)
Michael Larson(4)	0	0	0	90,000(5)
Avedick B. Poladian	3,561	0	0	217,000(1)
William E. B. Siart	3,722	0	0	257,000(1)
Jaynie Miller Studenmund	3,561	0	0	217,000(1)
Peter J. Taylor(6)	8,647	0	0	108,165(1)(7)
INTERESTED NOMINEES AND TRUSTEES
Ronald L. Olson	0	0	0	0(8)
Jane E. Trust	0	0	0	0(8)

(1)	Includes amounts received in 2019 from the Fund, PAI and the portfolios of Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund.

(2)	Mses. Dasher and Kerley each became a Trustee of the Fund and PAI effective January 10, 2020.

(3)

Includes amounts received in 2019 from Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust, which are considered part of the same Fund Complex as the Fund.

(4)	Mr. Larson became a Trustee of the Fund and PAI effective March 6, 2020.

(5)	Includes amounts received in 2019 from WIA and WIW, which are considered part of the same Fund Complex as the Fund.

(6)	Mr. Taylor became a Trustee of the Fund and PAI effective March 1, 2019.

(7)

Includes amounts received in 2019 from the Fund, PAI and the portfolios of Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund. From March 1, 2019 to December 31, 2019, Mr. Taylor was retained to provide services to the Independent Board members of Western Asset Funds, Inc. with respect to their oversight of Western Asset Funds, Inc. His compensation for these services, paid by Western Asset Funds, Inc., was set at an annual rate of $110,000.

(8)	Mr. Olson and Ms. Trust are not compensated by the Fund for their services as Trustees because of their relationships with Western Asset and Western Asset’s parent company, respectively.

During 2019, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

INFORMATION CONCERNING THE INVESTMENT

ADVISER AND SUBADVISERS AND THE FUND’S OFFICERS

The Investment Adviser and the Subadvisers are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason, which, subject to approvals and the satisfaction of the other conditions, is expected to be consummated later this year. The address of Legg Mason is 100 International Drive, Baltimore, Maryland 21202. The Investment Adviser’s

address is 385 East Colorado Boulevard, Pasadena, California 91101. Western London’s address is 10 Exchange Square, London, England EC2A2EN. Western Singapore’s address is 1 George Street #23-01, Singapore 049145. Western Japan’s address is 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. An affiliate of the Investment Adviser, Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, NY 10018, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Shares is set forth below, except that information regarding Ms. Trust, a Trustee and the President of the Fund, is provided in the table above with the Nominees and Trustees. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Shares of the Fund Beneficially Owned on March 1, 2020

Christopher Berarducci Born 1974 620 Eighth Avenue 49th Floor New York, NY 10018	Principal Financial Officer and Treasurer	Served since 2019(2)	Treasurer (since 2010) and Principal Financial Officer (since 2019)of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain funds associated with Legg Mason& Co. or its affiliates (prior to 2010).	None

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Served since 2007(3)	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006).	None

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2007	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	None

Jenna Bailey Born 1978 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Served since 2015	Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013).	None

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Shares of the Fund Beneficially Owned on March 1, 2020

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Served since 2007	Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015).	None

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Served since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers).	None

(1)

Indicates the earliest year in which the officer became an officer for a Fund in the Fund Complex. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

(2)	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer of the Fund.

(3)	Effective July 17, 2019, Mr. Becker became Chief Compliance Officer of the Fund.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Proposals that shareholders wish to present to the 2021 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 4, 2020 (i.e., at least 120 days before April 3, 2021).

Shareholders who wish to make a proposal at the 2021 Annual Meeting — other than one that will be included in the Fund’s proxy materials or one that does not propose one or more nominees for election as Trustees or propose to fix the number of Trustees — should notify the Fund on or before February 17, 2021 (i.e., 45 days prior to April 3, 2021) if they do not want to have proxies solicited by the Fund to confer discretionary voting authority with respect to the proposal. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2021 Annual Meeting would need to provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund neither earlier than February 9, 2021 nor later than March 11, 2021 (i.e., neither more than 90 days, nor less than 60 days, prior to May 10, 2021).

The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund’s Declaration of Trust and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,857,676 Common Shares (representing approximately 99.95% of the outstanding Common Shares). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the class of the outstanding Shares.

Shareholder Name and Address	Share Holdings		Percentage Owned
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187(2)	2,565,738	(1)	21.55%
1607 Capital Partners, LLC 13 S. 13th Street, Suite 400, Richmond, Virginia 23219(4)	1,112,189	(3)	9.34%

(1)

Shares are held with shared dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. See footnote 2 below.

(2)

Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2020 and the number of shares outstanding as of the Record Date. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold common shares of the Fund. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the Fund’s common shares. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold common shares of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

(3)	Shares are held with sole dispositive power and voting power. See footnote 4 below.

(4)	Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2020 and the number of shares outstanding as of the Record Date.

DELINQUENT SECTION 16(A) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Trustees, the Investment Adviser, the Subadvisers, certain affiliates of the Investment Adviser or Subadvisers, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2019, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO SHAREHOLDERS

The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, 620 Eighth Avenue, 49th Floor, New York, New York 10018 or you may call 888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2020, and the Board of Trustees, including a majority of the Independent Trustees, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2018	$127,242	$0	$0	$3,000
December 31, 2019	$67,394	$0	$0	$0

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2018 and December 31, 2019, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $678,000 and $938,841, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes preapproval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)

pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

PricewaterhouseCoopers LLP did not bill any fees for non-audit services performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2018 or December 31, 2019. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the Chairman of the Annual Meeting or persons named as proxies may propose one or more adjournments of the Annual Meeting to a date after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the Chairman of the Annual Meeting or the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) put to a shareholder vote with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The Chairman of the Annual Meeting may also adjourn the Annual Meeting in his or her discretion, without a shareholder vote. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Due to recommendations from public officials or public health and travel concerns arising from the coronavirus known as COVID-19, it is possible that the Fund will change the date, time, location, or means of conducting the Annual Meeting. Any such change will be announced via press release, which will be posted on the Fund’s website at www.lmcef.com prior to the Annual Meeting. An announcement of the change also would be filed with the Securities and Exchange Commission via its EDGAR system without the Fund delivering additional proxy materials to shareholders or amending its proxy statement. Although no decision has been made, the Fund may impose additional procedures or limitations on attending the Annual Meeting. The Fund may enable attendance at or participation in the Annual Meeting by means of remote communication (for example, a “virtual” or “hybrid” shareholder meeting).

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Trustees

Robert I. Frenkel,

Secretary

April 3, 2020

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope
VOTE IN PERSON
Attend Shareholder Meeting
620 Eighth Avenue, 49th Floor
New York, New York*
on May 8, 2020

Please detach at perforation before mailing.

PROXY	WESTERN ASSET PREMIER BOND FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Marc De Oliveira, Robert I. Frenkel, Tara E. Gormel, Jeanne M. Kelly, Thomas C. Mandia, Jane Trust and Angela Velez, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Premier Bond Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York (unless changed as described in the Fund’s Notice of Annual Meeting) on May 8, 2020 at 10:00 a.m., New York Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted “FOR” the election of the nominees as trustee.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

*Unless changed as described in the Fund’s Notice of Annual Meeting.

WEA_31221_040120

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on May 8, 2020.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-31221

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Trustees recommends a vote “FOR” for the following proposal:

1.	Election of Trustees:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Robert Abeles, Jr.	02.	Jane F. Dasher	03.	Anita L. DeFrantz	☐	☐	☐
	04.	Susan B. Kerley	05.	Michael Larson	06.	Avedick B. Poladian
	07.	William E. B. Siart	08.	Jaynie Miller Studenmund	09.	Peter J. Taylor
	10.	Ronald Olson	11.	Jane E. Trust

	INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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